UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §14a-11(c) or Rule 14a-12

FOXHOLLOW TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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NOTICE OF

2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2005

To our Stockholders:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of FoxHollow Technologies, Inc. (the “Company” or “FoxHollow”). The meeting will be held at our principal executive offices located at 740 Bay Road, Redwood City, California 94063-2469 on Thursday, June 16, 2005, for the following purposes:

1.	To elect two Class I directors to serve for a three-year term that expires at the 2008 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (the “Independent Auditors”) for the fiscal year ending December 31, 2005; and

3.	To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The meeting will begin promptly at 10:00 a.m., local time, and check-in will begin at 9:30 a.m., local time. Only holders of record of shares of FoxHollow common stock (Nasdaq: FOXH) at the close of business on April 20, 2005, will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments of the meeting.

For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose in connection with the Annual Meeting during normal business hours at our principal executive offices located at 740 Bay Road, Redwood City, California 94063-2469.

By order of the Board of Directors,

/s/ Robert W. Thomas
Robert W. Thomas
President and Chief Executive Officer

Redwood City, California

May 16, 2005

YOUR VOTE IS IMPORTANT!

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE OR COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES OR CANADA. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING	1

Why am I receiving these proxy materials?	1
What is the purpose of the annual meeting?	1
Who is entitled to attend the meeting?	1
Who is entitled to vote at the meeting?	2
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	2
What items of business will be voted on at the meeting?	2
How does the Board of Directors recommend that I vote?	2
What shares can I vote at the meeting?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
How can I vote my shares without attending the meeting?	3
How can I vote my shares in person at the meeting?	3
Can I change my vote?	3
Is my vote confidential?	4
What vote is required to approve each item and how are votes counted?	4
What is a “broker non-vote”?	4
How are “broker non-votes” counted?	5
How are abstentions counted?	5
What happens if additional matters are presented at the meeting?	5
Who will serve as inspector of election?	5
What should I do in the event that I receive more than one set of proxy/voting materials?	5
Who is soliciting my vote and who will bear the costs of this solicitation?	5
Where can I find the voting results of the meeting?	5
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	6

STOCK OWNERSHIP	7

Security Ownership of Certain Beneficial Owners and Management	7
Compliance with Section 16(a) Filing Requirements	8

CORPORATE GOVERNANCE AND BOARD MATTERS	9

Director Independence	9
Committees of the Board of Directors	9
Meetings Attended by Directors	10
Consideration of Director Nominees	10
Director Compensation	11
Code of Business Conduct and Ethics	11
Compensation Committee Interlocks and Insider Participation	11
Certain Relationships and Related Transactions	11
Corporate Finance	11
Other Transaction	12
Family Relationships	12
Communications with the Board of Directors	12

REPORT OF THE AUDIT COMMITTEE	13

i

APPENDICES:

ii

PROXY STATEMENT

FOR

2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2005

The Board of Directors of FoxHollow Technologies, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2005 Annual Meeting of Stockholders to be held on Thursday, June 16, 2005, beginning at 10:00 a.m., local time, at our principal executive offices located at 740 Bay Road, Redwood City, California 94063-2469, and at any postponements or adjournments thereof. This proxy statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

In this proxy statement: the terms “we”, “our”, “FoxHollow” and the “Company” each refer to FoxHollow Technologies, Inc.; the term “Board” means our Board of Directors; the term “proxy materials” means this proxy statement, the enclosed proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2004, filed with the U.S. Securities and Exchange Commission on March 28, 2005; and the term “Annual Meeting” means our 2005 Annual Meeting of Stockholders.

We are sending these proxy materials on or about May 16, 2005, to all stockholders of record at the close of business on April 20, 2005 (the “Record Date”).

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION

AND VOTING AT THE ANNUAL MEETING

Why am I receiving these proxy materials?	You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the Record Date which was April 20, 2005. As a stockholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What is the purpose of the annual meeting?	At our meeting, stockholders of record will vote upon the items of business outlined in the notice of meeting (on the cover page of this proxy statement), each of which is described more fully in this proxy statement. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to attend the meeting?

You are entitled to attend the meeting only if you were a FoxHollow stockholder (or joint holder) of record as of the close of business on April 20, 2005, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

Please also note that if you are not a stockholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

The meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:30 a.m., local time.

Who is entitled to vote at the meeting?

Only stockholders who owned our common stock at the close of business on the Record Date are entitled to notice of and to vote at the meeting, and at any postponements or adjournments thereof.

As of the Record Date, 23,064,016 shares of our common stock were outstanding. Each outstanding share of our common stock entitles the holder to one vote on each matter considered at the meeting. Accordingly, there are a maximum of 23,064,016 votes that may be cast at the meeting.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at the meeting will constitute a quorum. A quorum is required to conduct business at the meeting. The presence of the holders of our common stock representing at least 11,532,009 votes will be required to establish a quorum at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on at the meeting?

The items of business scheduled to be voted on at the meeting are as follows:

1.      the election of two nominees to serve as Class I directors on our Board; and

2.      the ratification of the appointment of our independent registered public accounting firm for the 2005 fiscal year.

These proposals are described more fully below in this proxy statement. As of the date of this proxy statement, the only business that our Board intends to present or knows of that others will present at the meeting is as set forth in this proxy statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board recommend that I vote?	Our Board recommends that you vote your shares “FOR” each of the director nominees and “FOR” the ratification of independent registered public accounting firm for the 2005 fiscal year.

What shares can I vote at the meeting?	You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most FoxHollow stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Mellon Investor Services LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to FoxHollow or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. Stockholders of record of FoxHollow common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. FoxHollow stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by the broker, trustee or nominee and mailing them in the accompanying pre-addressed envelope.

How can I vote my shares in person at the meeting?	Shares held in your name as the stockholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Can I change my vote?

You may change your vote at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Is my vote confidential?	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within FoxHollow or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to FoxHollow management.

What vote is required to approve each item and how are votes counted?

The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. The two director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class I directors. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Ratification of Independent Registered Public Accounting Firm. For the ratification of the appointment of our independent registered public accounting firm, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the Company’s nominees to the Board and “FOR” ratification of the independent registered public accounting firm, and in the discretion of the proxy holders on any other matters that properly come before the meeting).

What is a “broker non-vote”?	Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. The election of directors and the ratification of the appointment of independent registered public accounting firm are considered routine matters. Therefore, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” all of the Company’s nominees to the Board and “FOR” ratification of the independent registered public accounting firm. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?	Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?	If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the meeting?	Other than the two proposals described in this proxy statement, we are not aware of any other business to be acted upon at the meeting. If you grant a proxy, the person[s] named as proxy holders, Sanford Fitch (a Director and Chairman of our Audit Committee) and Matthew B. Ferguson (our Chief Financial Officer), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

Who will serve as inspector of election?	We expect a representative of Mellon Investor Services LLC, our transfer agent, to tabulate the votes and act as inspector of election at the meeting.

What should I do in the event that I receive more than one set of proxy/voting materials?	You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each FoxHollow proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?	Your vote is being solicited on behalf of the Board, and the Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may also engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2005.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

As a stockholder, you may be entitled to present proposals for action at a future meeting of stockholders, including director nominations.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in the FoxHollow proxy statement for the annual meeting to be held in 2006, the written proposal must be received by the Secretary of FoxHollow at our principal executive offices no later than January 10, 2006. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the FoxHollow proxy statement is instead a reasonable time before FoxHollow begins to print and mail its proxy materials. Such proposals also must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable rules established by the U.S. Securities and Exchange Commission (the “SEC”). Proposals should be addressed to:

Secretary

FoxHollow Technologies, Inc.

740 Bay Road

Redwood City, California 94063-2469

Nomination of Director Candidates: You may propose director candidates for consideration by our Board. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Secretary of FoxHollow at the address of our principal executive offices set forth above. In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by the Bylaws of FoxHollow, as well as a statement by the nominee consenting to being named as a nominee and to serve as a director if elected. In addition, the stockholder must give timely notice to the Secretary of FoxHollow in accordance with the provisions of our Bylaws, which require that the notice be received by the Secretary of FoxHollow no later than January 10, 2006.

Copy of Bylaw Provisions: You may contact the Secretary of FoxHollow at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table provides information relating to the beneficial ownership of FoxHollow common stock as of the Record Date, by:

•	each stockholder known by us to own beneficially more than 5% of our common stock;

•	each of our executive officers named in the summary compensation table on page 21 (our Chief Executive Officer and our four other most highly compensated executive officers);

•	each of our directors; and

•	all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of April 20, 2005 (the Record Date) through the exercise of any stock option or other right. The number and percentage of shares beneficially owned is computed on the basis of 23,064,016 shares of our common stock outstanding as of the Record Date. Shares of our common stock that a person has the right to acquire within 60 days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. The address for those persons for which an address is not otherwise provided is c/o FoxHollow Technologies, Inc., 740 Bay Road, Redwood City, California 94063-2469.

	Beneficial Ownership		Approximate Percent Owned
Beneficial Owner	Shares	Options Exercisable Within 60 Days
Holders of More than 5%
Funds affiliated with De Novo Ventures (1) 1550 El Camino Real Menlo Park, CA 94025	2,100,577	—	9.1%
Funds affiliated with New Enterprise Associates (2) 1119 St. Paul Street Baltimore, MD 21202	1,804,777	—	7.8%
TCW Group, Inc., on behalf of TCW Business Unit (3) 865 South Figueroa Street Los Angeles, CA 90017	1,318,155	—	5.7%

Named Executive Officers
Robert W. Thomas	218,750	893,320	4.6%
Matthew B. Ferguson	255,308	—	1.1%
David L. Martin	50,500	460,487	2.2%
William H. Hoffman	—	192,048	*
Leslie L. Trigg	—	158,750	*

Directors
John B. Simpson, Ph.D., M.D. (1)(4)	7,926,706	—	34.4%
Ryan D. Drant (5)	19,830	15,000	*
Richard M. Ferrari (1)	2,100,577	15,000	9.2%
Sanford Fitch	18,750	—	*
Tomoaki Hinohara, M.D.	95,961	31,250	*
All executive officers and directors as a group (15 persons)	9,187,044	2,304,605	45.3%

*	Indicates ownership of less than 1%.
(1)	Includes 1,753,583 shares held by De Novo (Q) Ventures I, L.P. and 346,994 shares held by De Novo Ventures I, L.P. Dr. Simpson and Mr. Ferrari are the clinical director and a managing director respectively, of De Novo Management, L.L.C., the general partner of De Novo (Q) Ventures I, L.P. and De Novo Ventures I, L.P. Dr. Simpson and Mr. Ferrari each disclaim beneficial ownership of shares held by De Novo (Q) Ventures I, L.P. and De Novo Ventures I, L.P., except to the extent of their pecuniary interest therein. Joe Mandato, Frederick J. Dotzler, David Mauney, Richard M. Ferrari and Jay Watkins are managing directors of De Novo Management, L.L.C. and share voting and dispositive power with regard to shares held by De Novo (Q) Ventures I, L.P. and De Novo Ventures I, L.P.
(2)	Includes 1,800,033 shares held by New Enterprise Associates VII, Limited Partnership, 4,429 shares held by NEA President’s Fund, L.P., and 315 shares held by NEA Ventures 1998, L.P. Peter J. Barris, C. Richard Kramlich, Peter T. Morris, John M. Nehra, Charles W. Newhall, III and Mark W. Perry as general partners of NEA Partners VII, Limited Partnership, the general partner of New Enterprise Associates VII, Limited Partnership, share voting and dispositive power with regard to shares held by NEA Enterprise Associates VII, Limited Partnership. Peter J. Barris, C. Richard Kramlich, John M. Nehra, Charles W. Newhall, III and Mark W. Perry as general partners of NEA General Partners, L.P., the general partner of NEA President’s Fund, L.P., share voting and dispositive power with regard to shares held by NEA President’s Fund, L.P. Louis B. Van Dyck is the general partner of NEA Ventures 1998, L.P. and has sole voting and dispositive power with regard to shares held by NEA Ventures 1998, L.P. Mr. Drant is a general partner of New Enterprise Associates but does not have voting or dispositive power with respect to shares held by New Enterprise Associates VII, Limited Partnership, NEA President’s Fund, L.P. or NEA Ventures 1998, L.P. Mr. Drant has no pecuniary interest in shares held by New Enterprise Associates VII, Limited Partnership or NEA President’s Fund, L.P. and disclaims beneficial ownership of shares held by NEA Ventures 1998, L.P., except to the extent of his pecuniary interest therein.
(3)	Based on a 13G filed with the SEC on February 14, 2005.
(4)	Includes 204,733 shares held by FoxHollow, a California Limited Partnership and 49,362 shares held by Rolan C. Simpson Family Trust. Dr. Simpson disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(5)	Includes 315 shares held by NEA Ventures 1998, L.P. Mr. Drant is a general partner of New Enterprise Associates but does not have voting or dispositive power with respect to shares held by New Enterprise Associates VII, Limited Partnership, NEA President’s Fund, L.P. or NEA Ventures 1998, L.P. Mr. Drant has no pecuniary interest in shares held by New Enterprise Associates VII, Limited Partnership or NEA President’s Fund, L.P. and disclaims beneficial ownership of shares held by NEA Ventures 1998, L.P., except to the extent of his pecuniary interest therein.

Compliance with Section 16(a) Filing Requirements

Section 16(a) of the Exchange Act requires our directors, officers and beneficial owners of more than 10% of our common stock to file reports of ownership and reports of changes in the ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from reporting persons that no Forms 3, 4 or 5 were required of such persons, we believe that during our fiscal year ended December 31, 2004, all reports were timely filed.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Our Board of Directors consists of six directors. The Company’s directors are John B. Simpson (Chairman), Ryan D. Drant, Richard M. Ferrari, Sanford Fitch, Tomoaki Hinohara and Robert W. Thomas. Our Board has determined that each of the directors other than Robert W. Thomas, the Company’s President and Chief Executive Officer, and John B. Simpson, the Company’s Chairman of the Board and Founder, are independent directors under the listing standards established by the rules of The Nasdaq Stock Market, Inc. (“Nasdaq”).

Committees of the Board of Directors

Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. From time to time, our Board may also create various ad hoc committees for special purposes. The membership during the last fiscal year and the function of each of the committees are described below.

Name of Director	Audit Committee		Compensation Committee	Nominating and Corporate Governance Committee
John B. Simpson (Chairman)	—		—	—
Ryan D. Drant	X		X	X
Richard M. Ferrari	X		X	—
Sanford Fitch	X	(*)	—	X
Tomoaki Hinohara	—		X	X
Robert W. Thomas	—		—	—
Number of Meetings Held During the Last Fiscal Year	4		4	—

X	= Committee member
*	= Chairman of Committee

Audit Committee. The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of FoxHollow’s financial statements. In this role, the Audit Committee monitors and oversees the integrity of the Company’s financial statements and related disclosures, the qualifications, independence, and performance of the Company’s independent auditor, the performance of the Company’s internal auditing function, and the Company’s compliance with applicable legal requirements and its business conduct policies. Our Board has determined that each member of the Audit Committee meets the independence and financial literacy requirements of the Nasdaq rules and the independence requirements of the SEC. Our Board has determined that Sanford Fitch continues to qualify as an “audit committee financial expert,” as defined in SEC rules. The Audit Committee has a written charter, which was adopted by our Board in July 2004. A copy of the charter is attached as Appendix A to this proxy statement. The report of the Audit Committee appears on page 13 of this proxy statement.

Compensation Committee. The Compensation Committee administers the Company’s equity compensation plans, and together with the Board, determines the specific compensation and benefits for the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer and establishes the general guidelines for compensation and benefits for each of the executive officers. The Compensation Committee has a written charter, which was adopted by our Board in July 2004. A copy of the charter is attached as Appendix B to this proxy statement. The report of the Compensation Committee appears beginning on page 15 of this proxy statement.

Nominating and Governance Committee. The Nominating and Governance Committee assists our Board in ensuring that it is properly constituted and conducts itself appropriately in carrying out its duties and meeting its fiduciary obligations, and that FoxHollow has, and follows, appropriate corporate governance standards. The Committee is responsible for developing and recommending to our Board the governance principles applicable to FoxHollow; overseeing the evaluation of our Board and management of FoxHollow; recommending to our Board director nominees for each committee; and assisting our Board in identifying prospective director nominees and determining the director nominees for election at annual meetings of stockholders of FoxHollow. The Nominating and Corporate Governance Committee was established by our Board, and its charter was adopted by our Board, in July 2004. The charter of the Nominating and Governance Committee is attached as Appendix C to this proxy statement.

Meetings Attended by Directors

The Board of Directors held eight meetings during 2004. The Audit Committee and the Compensation Committee each held four meetings during 2004. The Nominating and Corporate Governance Committee was formed in 2004 and as such did not hold any meetings during 2004. Tomoaki Hinohara attended fewer than 75% of the meetings of the Board and fewer than 75% of the meetings of the Compensation Committee during 2004.

After our initial public offering in October 2004, the independent directors began having meetings following the regularly scheduled board meetings at which only they were present. The meetings of the independent directors typically will continue to take place in connection with the regularly scheduled meetings of the full Board. The independent directors may meet at such other times as they deem necessary or appropriate.

Our directors are encouraged to attend the Company’s annual meeting of stockholders. We have not previously held an annual meeting of stockholders.

Consideration of Director Nominees

Stockholder Nominations and Recommendations. As described above in the Question and Answer section of this proxy statement under “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?,” our Bylaws set forth the procedure for the proper submission of stockholder nominations for membership on our Board. In addition, the Nominating and Corporate Governance Committee may consider properly submitted stockholder recommendations (as opposed to formal nominations) for candidates for membership on the Board. A stockholder may make such a recommendation by submitting the following information to our Secretary at 740 Bay Road, Redwood City, California 94063-2469: the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, professional and personal references, information regarding any relationships between the candidate and FoxHollow within the last three years and evidence of ownership of FoxHollow stock by the recommending stockholder.

Director Qualifications. Members of our Board should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Business Conduct and Ethics. While the Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness, and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

Identifying and Evaluating Director Nominees. Typically new candidates for nomination to our Board are suggested by existing directors or by our executive officers, candidates may come to the attention of our Board through professional search firms, stockholders or other persons. The Committee shall carefully review the qualifications of any candidates who have been properly brought to its attention. Such review may, in the Committee’s discretion, include a review solely of information provided to the Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Committee deems proper. The Committee shall consider the suitability of each candidate, including the current members of our Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the Committee considers many factors, including, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. The Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. Candidates properly recommended by stockholders are evaluated by the independent directors using the same criteria as other candidates.

Director Compensation

Our non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with attending board and committee meetings and are not otherwise compensated for their services as board members, with the exception of Sanford Fitch as discussed below. We have in the past granted directors options to purchase our common stock pursuant to the terms of our 1997 Stock Plan, which has been replaced with our 2004 Equity Incentive Plan. Our 2004 Equity Incentive Plan provides for the automatic grant of options to our non-employee directors. Each non-employee director appointed to the Board will automatically receive an initial option to purchase 15,000 shares upon such appointment. At the first meeting of the Board following each annual meeting of our stockholders, each non-employee director who has been a director for at least six months automatically receives an option grant for 7,500 shares of our common stock. All options granted under the automatic grant provisions have a term of 10 years and an exercise price equal to the fair market value on the date of grant. Each option to purchase 15,000 shares becomes exerciseable as to one-third of the shares upon each one-year anniversary of the vesting commencement date, provided the non-employee director remains a director on such dates. Each option to purchase 7,500 shares becomes 100% vested and fully exerciseable as to all shares, one year from the date of grant, provided the non-employee director remains a director on such date. In addition, we pay Sanford Fitch a retainer of $12,000 a year for his services as a board member, a committee member and chairman of the Audit Committee.

Code of Business Conduct and Ethics

FoxHollow is committed to maintaining the highest standards of business conduct and ethics. Our Code of Business Conduct and Ethics (the “Code”) reflects our values and the business practices and principles of behavior that support this commitment. The Code satisfies SEC rules for a “code of ethics” required by Section 406 of the Sarbanes-Oxley Act of 2002, as well as the Nasdaq listing standards requirement for a “code of conduct.” The Code is an Exhibit to our Annual Report on Form 10-K filed with the SEC on March 28, 2005 and is available on the Company’s website at www.foxhollowtech.com under “Company—Investor Relations—Corporate Governance.” We will post any amendment to the Code, as well as any waivers that are required to be disclosed by the rules of the SEC or the Nasdaq, on our website.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee nor any executive officer of FoxHollow has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. No Compensation Committee member is an officer or employee of FoxHollow.

Certain Relationships and Related Party Transactions

We describe below transactions and series of similar transactions that have occurred this year or during our last three fiscal years to which we were a party in which:

•	the amounts involved exceeded or will exceed $60,000; and

•	a director, executive officer, holder of more than 5% of our common stock or any member of their immediate families had or will have a direct or indirect material interest.

Corporate Finance

Over the past three years, we have sold securities to certain private investors, including our directors, officers and 5% stockholders. In 2002, we sold convertible promissory notes and, in connection therewith, issued warrants to purchase shares of our Series D convertible preferred stock, exercisable at a per share price of $3.04.

In 2003, we sold shares of Series D convertible preferred stock, including shares of Series D convertible preferred stock that were sold upon cancellation of the convertible promissory notes issued in 2002, for a per share price of $3.04. In 2004, we sold shares of Series E convertible preferred stock for a per share price of $6.00. The table below sets forth the participation in these financings by our 5% holders, our executive officers and directors, and their immediate family members.

Investors	Warrants to Purchase Series D Preferred Stock	Shares of Series D Preferred Stock	Shares of Series E Preferred Stock
Holders of More than 5%
Funds affiliated with De Novo Ventures (1)	32,451	1,315,789	516,666
Funds affiliated with New Enterprise Associates (2)	84,610	663,514	441,666
Named Executive Officers
Matthew B. Ferguson	—	32,894	—
Directors
Ryan D. Drant (2)	—	7,500	5,000
Tomoaki Hinohara, M.D.	—	—	16,666
John B. Simpson, Ph.D., M.D.	84,610	3,321,802	1,416,666
Immediate Family Members
of Robert W. Thomas	—	—	20,916
of Matthew B. Ferguson (3)	—	82,237	33,332
of John B. Simpson, Ph.D., M.D. (3)	—	367,367	166,665
Duke Rohlen (3)	—	88,698	416,666

(1)	Dr. Simpson, chairman of our Board, and Mr. Ferrari, a member of our Board, are the clinical director and a managing director, respectively of De Novo Management L.L.C., the general partner of De Novo (Q) Ventures I, L.P. and De Novo Ventures I, L.P.
(2)	Mr. Drant is a general partner at New Enterprise Associates.
(3)	Mr. Rohlen, one of our employees, is the brother-in-law of Mr. Ferguson and the son-in-law of Dr. Simpson. The amounts in the table for immediate family members of Mr. Ferguson and Dr. Simpson do not include amounts attributable to Mr. Rohlen. See “Family Relationships” below.

Other Transaction

On May 21, 2004, we entered into a consulting agreement with the chairman of our Board, Dr. Simpson, pursuant to which he provides us with consulting services in the areas of product development, medical affairs and strategic planning and is paid $25,000 per month. This consulting agreement expires in May 2009 unless earlier terminated by either Dr. Simpson or us with two weeks’ prior written notice to the other party. Since entering into this consulting arrangement, Dr. Simpson has spent on average approximately four days per week performing service for our company under the consulting agreement. Dr. Simpson’s consulting agreement was filed as an exhibit in our Registration Statement on Form S-1 (Registration No. 333-118191), which was declared effective by the SEC on October 27, 2004.

Family Relationships

Duke Rohlen, Vice President of Corporate Development, is the brother-in-law of Matthew B. Ferguson and the son-in-law of Dr. John B. Simpson. There are no other family relationships among any of our directors or executive officers.

Communications with the Board of Directors

Stockholders wishing to communicate with the Board or with an individual Board member concerning FoxHollow may do so by writing to the Board or to the particular Board member, and mailing the correspondence to Attn: Board of Directors, c/o Secretary, FoxHollow Technologies, Inc., 740 Bay Road, Redwood City, California 94063-2469. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee of the Board of Directors is comprised solely of independent directors (as defined by Nasdaq rules), all of whom were appointed by the Board. The Audit Committee operates pursuant to a written charter which it reassesses on an annual basis. A copy of the charter is attached to this proxy statement. Under the charter, the Audit Committee has authority to retain outside legal, accounting or other advisors as it deems necessary to carry out its duties and to require FoxHollow to pay for such expenditures. The purpose of the Audit Committee is to provide general oversight of FoxHollow’s financial reporting, integrity of financial statements, internal controls and internal audit functions.

The Audit Committee has responsibility for the appointment, compensation, retention and oversight of FoxHollow’s independent registered public accounting firm. The Audit Committee monitors FoxHollow’s external audit process, including auditor independence matters, the scope and fees related to audits, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of FoxHollow’s financial, accounting and internal controls. In addition, the Audit Committee generally oversees FoxHollow’s internal compliance programs. The function of the Audit Committee is not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee members are not professional accountants or registered public accounting firm.

The Audit Committee provides counsel, advice and direction to management and the registered public accounting firm on matters for which it is responsible based on the information it receives from management and the registered public accounting firm and the experience of its members in business, financial and accounting matters.

FoxHollow’s management is responsible for the preparation and integrity of its financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements for 2004 with FoxHollow’s management.

2. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a.

3. The Audit Committee has received written disclosures and a letter from the independent registered public accounting firm, PricewaterhouseCoopers LLP, required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) and has discussed with PricewaterhouseCoopers LLP their independence.

4. Based on the review and discussion referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in FoxHollow’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

The foregoing report is provided by the undersigned members of the Audit Committee.

Sanford Fitch

Ryan D. Drant

Richard M. Ferrari

[1]	The material in this report is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in those filings.

REPORT OF THE COMPENSATION COMMITTEE2

The Compensation Committee of the Board of Directors is responsible for overseeing FoxHollow’s compensation programs, which includes review and approval of base salaries for executive officers and administration of FoxHollow’s incentive compensation programs. FoxHollow’s compensation programs are designed to provide a competitive level of total compensation and to link its performance and stockholder return to incentive and equity ownership programs.

Compensation Philosophy

The Compensation Committee’s overall executive compensation philosophy is to:

1)	Provide competitive levels of total compensation to attract and retain executives who are critical to FoxHollow’s long-term success;

2)	Combine base salary, bonus and stock option awards to motivate all employees;

3)	Align the financial interest of executives and stockholders through equity-based plans; and

4)	Provide a total compensation program that recognizes individual roles, responsibilities and performance within FoxHollow in relation to the success of the overall business.

Compensation Program

The Compensation Committee establishes and reviews general policies relating to compensation and benefits of FoxHollow’s employees and together with the Board, determines the specific compensation and benefits for the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. The Compensation Committee is also responsible for the administration of the 2004 Equity Incentive Plan, the 2004 Employee Stock Purchase Plan and the 1997 Stock Plan. The major components of executive compensation are base salary, cash bonus, and potential long-term compensation through stock options. The Compensation Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

Base Salary. In determining compensation levels for the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, and providing establishing guidelines for other executive officers, the Compensation Committee reviews compensation data for comparable positions at medical device, biotech and other high technology companies. In addition, the Compensation Committee may, periodically, hire compensation and benefits consultants to assist in developing salary strategies and providing data on compensation levels at other relevant companies. Base salary compensation for individual officers may vary as a result of individual performance, salary relative to equity and critical nature of the position relative to FoxHollow’s success.

Bonus. The Compensation Committee oversees the administration of bonus plans as adopted from time to time. In December 2004, the Compensation Committee met and approved a bonus plan for the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer (the “Bonus Plan”). Under the Bonus Plan these three officers are eligible for a bonus in the event revenue and other performance criteria are met, as determined by the Compensation Committee. In the event certain performance goals are achieved, the annual bonus amount of $248,000 (the “Annual Bonus”) shall be paid on a quarterly basis to executive officers as follows: $30,000 for

[2]	The material in this report and under the caption “Performance Graph” are not “soliciting material,” are not deemed filed with the Securities and Exchange Commission and are not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in those filings.

the Chief Executive Officer, $21,250 for the Chief Operating Officer and $10,750 for the Chief Financial Officer. In the event the Company exceeds certain revenue and other performance criteria, an additional bonus pool will be created for the executive officers, which is capped at $517,500 (the “Additional Bonus”). The amount available will be divided 45% to the Chief Executive Officer, 40% to the Chief Operating Officer and 15% to the Chief Financial Officer. The Additional Bonus increases as certain targets are met or exceeded but together with the Annual Bonus the total amount available for distribution under the Bonus Plan is capped at $765,500.

Long-Term Incentives. The Compensation Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of FoxHollow’s equity. FoxHollow’s 2004 Equity Incentive Plan provides for the issuance of stock options to its officers and employees to purchase shares of common stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to FoxHollow’s executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. FoxHollow also maintains a 2004 Employee Stock Purchase Plan that provides employees with the opportunity to purchase shares of its common stock.

2004 Compensation for the Chief Executive Officer

In determining an appropriate recommendation to the Board for Mr. Thomas’ salary for 2004, the Compensation Committee considered and also engaged a compensation consulting firm to compare competitive compensation data for chief executive officers of similar companies within the medical device industry, taking into account their past experience, performance and knowledge. The Compensation Committee considered Mr. Thomas’ qualification, knowledge and experience and his individual performance at FoxHollow in establishing his 2004 compensation.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation

Section 162(m) of the United States Internal Revenue Code of 1986, as amended may limit our ability to deduct for United States federal income tax purposes compensation paid to either our Chief Executive Officer or to any of our four other highest paid executive officers in any one fiscal year that is, for each such person, in excess of $1,000,000. None of our executive officers received any such compensation in excess of this limit during fiscal year 2004. Grants under the 2004 Equity Incentive Plan are not subject to the deduction limitation, including the option grant limitations described below.

In order to preserve our ability to deduct the compensation income associated with options granted to such executive officers pursuant to Section 162(m) of the Code, our 2004 Equity Incentive Plan provides that no optionee may be granted option(s) to purchase more than 1,750,000 shares of our common stock in any one fiscal year; provided that in connection with an optionee’s initial service, an optionee may be granted an option to purchase up to 2,500,000 shares of our common stock.

The foregoing report is provided by the undersigned members of the Compensation Committee.

Ryan D. Drant

Richard M. Ferrari

Tomoaki Hinohara, M.D.

PROPOSAL ONE—ELECTION OF DIRECTORS

Classes of the Board of Directors

Our Amended and Restated Certificate of Incorporation provides that our Board shall be divided into three classes designated as Class I, Class II and Class III, respectively, with the classes of directors serving for staggered three-year terms. Our Board currently consists of six directors, divided among the three classes as follows: two Class I directors, Robert W. Thomas and Dr. Tomoaki Hinohara, whose terms expire at this meeting; two Class II directors, Ryan D. Drant and Richard M. Ferrari, whose terms expire at our Annual Meeting of Stockholders to be held in 2006; and two Class III directors, Dr. John B. Simpson and Sanford Fitch, whose terms expire at our Annual Meeting of Stockholders to be held in 2007. Under our Amended and Restated Certificate of Incorporation, there is currently one vacancy for a Class III director.

The names of the each member of the Board, the class in which they serve, their ages as of the Record Date, principal occupation and length of service on the Board is as follows:

Name	Term Expires	Age	Position	Director Since
Class I Directors
Robert W. Thomas	2005	43	President and Chief Executive Officer	2000
Tomoaki Hinohara, M.D. (1)(3)	2005	54	Director of Cardiac Catherization Laboratory, Sequoia Hospital	1997

Class II Directors
Ryan D. Drant (1)(2)(3)	2006	34	General Partner, New Enterprise Associates	1998
Richard M. Ferrari (1)(2)	2006	51	Managing Director, De Novo Ventures	2001

Class III Directors
John B. Simpson, M.D.	2007	61	Founder, Clinical Director of De Novo Ventures	1996
Sanford Fitch (2)(3)	2007	64	Director of the Company	2004

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of Nominating and Governance Committee

Director Nominees

The Board and the Nominating and Governance Committee has nominated Robert W. Thomas and Dr. Tomoaki Hinohara for re-election as Class I directors.

Robert W. Thomas has served as our President and Chief Executive Officer since March 2000 and as a member of our Board since April 2000. From June 1998 to March 2000, Mr. Thomas served as our Vice President of Operations. From March 1997 to May 1998, Mr. Thomas served as Vice President of Operations at Conceptus, a manufacturer of medical devices for women’s health. Mr. Thomas holds a B.A. in Economics from Ursinus College.

Tomoaki Hinohara, M.D. has served as a member of our Board since March 1997. Since July 1988, Dr. Hinohara has been a partner at Cardiovascular Medicine and Coronary Interventions. Since 1992, Dr. Hinohara has been the Director of Cardiac Catherization Laboratory at Sequoia Hospital. Dr. Hinohara holds an M.D. from Keio University.

If elected, Mr. Thomas and Dr. Hinohara will hold office as Class I directors until our Annual Meeting of Stockholders to be held in 2008, and until their respective successors are elected and qualified or until their earlier death, resignation or removal.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE TWO NOMINEES FOR CLASS I DIRECTOR LISTED ABOVE.

Directors Whose Terms Extend Beyond the 2005 Annual Meeting

Ryan D. Drant has served as a member of our Board since February 1998. Mr. Drant serves as a General Partner of New Enterprise Associates, a venture capital firm, which he joined in 1996. Mr. Drant currently serves as a director on the boards of several privately-held companies. Mr. Drant holds a B.A. in Political Science from Stanford University.

Richard M. Ferrari has served as a member of our Board since April 2001. Since March 2000, Mr. Ferrari has been a Managing Director at De Novo Ventures. In 1996, Mr. Ferrari founded Saratoga Ventures, a venture capital firm, where he serves as a General Partner. In 2000 and 2002, Mr. Ferrari served as Chief Executive Officer at Cryovascular Systems and Paracor Medical, respectively. In 1995, Mr. Ferrari co-founded CardioThoracic Systems, a manufacturer of cardiac surgery devices, and held various positions there including President and Chief Executive Officer until 2000. From 1991 to 1995, he was President and Chief Executive Officer at Cardiovascular Imaging Systems, a manufacturer of intravascular ultrasound catheters. Early in his career, Mr. Ferrari held the position of Executive Vice President and General Manager of ADAC Laboratories. Mr. Ferrari currently serves as a director on the boards of several privately-held companies. Mr. Ferrari holds a B.S. in Education from Ashland University and an M.B.A. from the University of South Florida.

Sanford Fitch has served as a member of our Board since May 2004. From March 2001 to December 2002, Mr. Fitch served as Vice President of Finance and Chief Financial Officer at Alvesta, a fiber optic component manufacturing company. From March 2000 to December 2000, Mr. Fitch served as Senior Vice President of Finance and Chief Financial Officer at Cruel World, an Internet-based recruiting company. From 1994 to 1998, Mr. Fitch served as Senior Vice President of Finance and Operations and Chief Financial Officer at Conceptus. From 1991 to 1994, Mr. Fitch served as Vice President of Finance and Administration and Chief Financial Officer at SanDisk, a manufacturer of flash memory products. Mr. Fitch currently serves on the board of IRIDEX, a manufacturer of medical laser systems. Mr. Fitch holds a B.S. in Chemistry and an M.B.A. from Stanford University.

John B. Simpson, Ph.D., M.D. founded our company in September 1996 and has served as a member of our Board since September 1996. From October 1996 to July 1997, Dr. Simpson served as our President. Since March 2000, Dr. Simpson has served in various positions at De Novo Ventures, a venture capital fund, including Managing Director and Clinical Director. Since 1983, Dr. Simpson has been a Partner at Cardiovascular Medicine and Coronary Interventions, a cardiology physician group. Prior to founding our company, Dr. Simpson founded several other interventional cardiology companies, including Perclose, a manufacturer of femoral artery access site closure devices, Devices for Vascular Intervention, a manufacturer of atherectomy devices, and Advanced Cardiovascular Systems, a manufacturer of balloon angioplasty devices. Dr. Simpson currently serves on the board of a privately-held company. Dr. Simpson holds a B.S. in Agriculture from Ohio State University, an M.D. from the Duke University School of Medicine and an M.S. and a Ph.D. in Biomedical Science from the University of Texas.

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected PricewaterhouseCooopers LLP as the independent registered public accounting firm to perform the audit of the Company’s financial statements for the fiscal year ending December 31, 2005. PricewaterhouseCoopers audited the Company’s financial statements for 2004 and 2003. PricewaterhouseCoopers is a registered public accounting firm.

The Board is asking the stockholders to ratify the selection of PricewaterhouseCoopers as the Company’s independent auditor for 2005. Although not required by law, the rules of Nasdaq, or the Company’s Bylaws, the Board is submitting the selection of PricewaterhouseCoopers to the stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of PricewaterhouseCoopers are expected to be present at the meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Company’s stockholders.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005.

Audit and Non-Audit Services

The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company’s independent auditor. In addition to retaining PricewaterhouseCoopers to audit the Company’s financial statements for 2004, the Audit Committee retained PricewaterhouseCoopers to provide other auditing and advisory services in 2004. The Audit Committee understands the need for PricewaterhouseCoopers to maintain objectivity and independence in its audits of the Company’s financial statements. The Audit Committee has reviewed all non-audit services provided by PricewaterhouseCoopers in 2004 and has concluded that the provision of such services was compatible with maintaining PricewaterhouseCoopers’ independence in the conduct of its auditing functions.

To help ensure the independence of the independent auditor, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its independent auditor. Pursuant to this policy, all audit and non-audit services to be performed by the independent auditor must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

The aggregate fees billed by PricewaterhouseCoopers for audit and non-audit services provided to the Company in 2004 and 2003 were as follows:

Service Category	2004	2003
Audit Fees	$792,400	$32,250
Audit-Related Fees	—	—
Fees for Tax Services	15,000	16,070
All Other Fees	—	—

Total	$807,400	$48,320

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in our Registration Statement on Form S-1 (Registration No. 333-118191), which was declared effective by the SEC on October 27, 2004, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “fees for tax services” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers and Senior Management

Set forth below is certain information concerning the executive officers and other senior management of the Company.

Name	Age	Position
Robert W. Thomas	43	President, Chief Executive Officer and Director
Matthew B. Ferguson	37	Chief Financial Officer
William H. Hoffman	37	Vice President of Sales
Suzon D. Lommel	47	Vice President of Quality and Regulatory Affairs
David L. Martin	40	Chief Operating Officer
Angela B. Soito	37	Vice President of Clinical Affairs
Ronald T. Steckel	52	Senior Vice President of Operations and Research and Development
Leslie L. Trigg	34	Vice President of Marketing

Further information with respect to Robert W. Thomas is provided under “Proposal One—Election of Directors.”

Matthew B. Ferguson has served as our Chief Financial Officer since January 2004. From July 2002 to January 2004, Mr. Ferguson served as our Vice President of Finance and Business Development. From February 1998 to January 2002, Mr. Ferguson held several positions at ChannelPoint, a developer of e-commerce software for the insurance industry, including Director of Finance, Director of Corporate Development and Director of Sales Operations. Mr. Ferguson holds a B.S. in Civil Engineering from Stanford University, an M.S. in Mechanical Engineering from the University of Pennsylvania and an M.B.A. from the University of California at Berkeley.

William H. Hoffman has served as our Vice President of Sales since July 2004. From July 2003 to June 2004, Mr. Hoffman served as our Director of Sales. From February 1998 to June 2002, Mr. Hoffman held several positions at RITA Medical Systems, a manufacturer of tumor ablation devices, including District Sales Manager, Regional Manager and Director of U.S. Sales. Mr. Hoffman holds a B.A. in Economics and Psychology from Dickinson College.

Suzon D. Lommel has served as our Vice President of Quality and Regulatory Affairs since November 2002. From June 2001 to October 2002, Ms. Lommel served as our Director of Quality and Regulatory Affairs. From March 2000 to June 2001, Ms. Lommel served as the Director of Regulatory and Clinical Affairs/Quality Assurance at Advanced Stent Technology, a manufacturer of stents. From February 1996 to March 2000, Ms. Lommel held several positions at Boston Scientific, a developer of medical devices, including Senior Quality Engineer, Manager of Compliance and International Regulatory Affairs and Director of Quality Assurance and Regulatory Affairs. Ms. Lommel holds an Associate Degree in Physics from Moorpark College.

David L. Martin has served as our Chief Operating Officer since January 2004. From January 2003 to January 2004, Mr. Martin served as our Executive Vice President of Sales and Marketing. From October 2001 to May 2002, Mr. Martin served as the Vice President of Global Sales and International Operations at

CardioVention, a cardiac surgery company. From March 2000 to October 2001, Mr. Martin served as the Vice President of Global Sales at RITA Medical Systems. From September 1999 to March 2000, Mr. Martin served as the Director of U.S. Sales, Cardiac Surgery at Guidant, a manufacturer of medical devices. Mr. Martin holds a B.A. in Political Science from the University of California at Santa Barbara and an M.B.A. from the University of San Diego.

Angela B. Soito has served as our Vice President of Clinical Affairs since January 2003. From May 2002 to December 2002, Ms. Soito provided consulting services to our company regarding clinical affairs. From August 1998 to January 2002, Ms. Soito held several positions at Pro•Duct Health, a manufacturer of medical products for early breast cancer detection, including Manager and Director and Vice President of Regulatory Affairs and Quality Assurance. Ms. Soito holds a B.S. in Biochemistry from the University of California at Davis and a J.D. from John F. Kennedy University.

Ronald T. Steckel has served as our Senior Vice President of Operations and Research and Development since July 2004. From March 2003 to January 2004, Mr. Steckel served as the Vice President of Operations at Bacchus Vascular, a manufacturer of catheter-based products. From June 1998 to September 2002, Mr. Steckel held several positions at RITA Medical Systems, including Vice President of Operations and Senior Vice President of Operations. Mr. Steckel holds a B.S. in Biology from Blackburn University and an M.B.A. from Lake Forest College.

Leslie L. Trigg has served as our Vice President of Marketing since April 2004. From March 2003 to March 2004, Ms. Trigg provided consulting services to our company regarding marketing matters. From December 2001 to September 2002, Ms. Trigg served as a Business Unit Director at Cytyc, a manufacturer of devices for use in medical diagnostic applications in the field of women’s health. From July 2000 to November 2001, Ms. Trigg served as the Director of Market Development at Pro•Duct Health. From June 1998 to July 2000, Ms. Trigg served as Senior Global Product Manager at Guidant. Ms. Trigg holds a B.S. in Communication Studies from Northwestern University and an M.B.A. from the University of California at Berkeley.

Executive Compensation

The following table sets forth summary compensation information for 2004, 2003 and 2002 for the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who were serving in such capacities as of December 31, 2004. Except as provided below, none of our named executive officers received any other compensation required to be disclosed by law or in excess of 10% of their total annual compensation.

SUMMARY COMPENSATION TABLE

	Year	Annual Compensation			Long Term Compensation Awards	All Other Compensation ($)
Name and Position		Salary ($)		Bonus ($)	Securities Underlying Options (#)
Robert W. Thomas President and Chief Executive Officer	2004 2003 2002	275,000 263,077 240,385		250,000 — —	499,571 425,000 —	— — —

Matthew B. Ferguson Chief Financial Officer	2004 2003 2002	194,400 186,932 86,654	(1)	125,000 — —	102,414 87,500 32,500	— — 30,000	(2)

David L. Martin Chief Operating Officer	2004 2003	175,000 163,782	(3)	265,000 60,000	257,987 247,500	— —

William H. Hoffman Vice President of Sales	2004 2003	150,000 46,600	(4)	78,000 —	129,548 62,500	306,784 48,800	(5) (5)

Leslie L. Trigg Vice President of Marketing	2004 2003	123,750 —		18,000 —	137,500 21,250	52,200 109,525	(6) (7)

(1)	Mr. Ferguson’s employment with us began in July 2002.
(2)	Consists of relocation expenses.
(3)	Mr. Martin’s employment with us began in January 2003.
(4)	Mr. Hoffman’s employment with us began in July 2003.
(5)	Consists of sales commissions.
(6)	Consists of consulting compensation Ms. Trigg earned while she was a consultant for the Company from January to March 2004. Ms. Trigg’s employment with us began in June 2004.
(7)	Consists of consulting compensation.

Option Grants in 2004

The table below sets forth information concerning the stock options grants in 2004 to the executive officers named in the Summary Compensation Table and the potential realizable value of such stock options at assumed annual rates of stock price appreciation for the ten-year terms thereof.

	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year		Exercise Price ($/SH)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
						5%	10%
Robert W. Thomas	499,571	20.2%		$0.32	1/29/14	$100,537	$254,780
Matthew B. Ferguson	102,414	4.1%		0.32	1/29/14	20,610	52,231
David L. Martin	257,987	10.4%		0.32	1/29/14	51,919	131,573
William H. Hoffman	17,500 25,000 87,048	0.7 1.0 3.5	% % %	0.32 2.00 4.00	1/01/14 5/03/14 7/01/14	3,522 31,445 218,976	8,925 79,687 554,928
Leslie L. Trigg	137,500	5.6%		2.00	4/01/14	172,946	438,279

Stock Option Exercises and Values for 2004

The table below sets forth information concerning the number of stock options exercised in 2004 and the value realized upon their exercise by the executive officers named in the Summary Compensation Table and the number and value of their unexercised stock options at December 31, 2004.

	Shares Acquired Upon Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2004 (#)		Value of Unexercised In-the-Money Options at December 31, 2004 ($)(1)
			Vested	Unvested	Vested	Unvested
Robert W. Thomas	91,146 125,000 2,604	— 460,000 —	229,427	663,894	5,376,574	16,107,826
Matthew B. Ferguson	32,500 87,500 102,414	37,700 147,000 172,056	—	—	—	—
David L. Martin	7,500 25,000 12,500	— 42,000 142,000	73,594	386,893	1,786,120	9,389,899
William H. Hoffman	—	—	21,823	170,225	529,642	3,769,026
Leslie L. Trigg	—	—	21,250	137,500	515,738	3,106,125

(1)	The fair market value of a share of our common stock at the close of business on December 31, 2004, was $24.59.

Change in Control Arrangements

Employment at our company is at will. We have entered into agreements with each of our employees at the level of vice president or above under which the vesting of options granted to these employees will accelerate upon a change in control. Under these agreements, on a change in control, these employees will immediately vest in 50% of the unvested shares underlying options then held by them, and in 50% of shares previously purchased by these employees that we are then entitled to repurchase. In addition, the shares underlying options held by these employees that remain subject to vesting will vest fully over the 12 months following a change in control, and our right to repurchase any shares previously purchased by the employee will lapse over 12 months following a change in control, so long as the employee continues to be employed by us, at a rate of one-twelfth of the shares subject to vesting or to our right to repurchase per month.

Under these agreements, a covered employee that is terminated without cause within 12 months of a change in control, will, in most circumstances, be eligible for a severance package under which: (i) all options held by the employee will become fully vested and any right we may have to repurchase any shares held by the employee will lapse, (ii) the employee will be paid an amount equal to the employee’s base salary for 12 months, if the employee is our Chief Executive Officer, Chief Operating Officer or Chief Financial Officer, or otherwise six months, and (iii) certain health coverage and benefits for that employee will be reimbursed for up to six months.

Equity Compensation Plan Information

The following table provides certain information with respect to the Company’s equity compensation plans in effect as of December 31, 2004.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders:	4,200,792	$2.63	622,623
Equity compensation plans not approved by security holders	—	—	—

Total	4,200,792	$2.63	622,623

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return of the Nasdaq Market, U.S. Index (“Nasdaq U.S. Index”) and the Nasdaq Medical Equipment Index for the period beginning on October 28, 2004, our first day of trading after our initial public offering, and ending on December 31, 2004.

*	The graph assumes that $100 was invested on October 28, 2004 in our common stock, the Nasdaq U.S. Index and the Nasdaq Medical Equipment Index, and that all dividends were reinvested. No dividends have been declared or paid on our common stock. Stock performance shown in the above chart for the common stock is historical and should not be considered indicative of future price performance. This graph was prepared by Research Data Group, Inc.

OTHER MATTERS

We are not aware of any other business to be presented at the meeting. As of the date of this proxy statement, no stockholder had advised us of the intent to present any business at the meeting. Accordingly, the only business that our Board intends to present at the meeting is as set forth in this proxy statement.

If any other matter or matters are properly brought before the meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ Robert W. Thomas
Robert W. Thomas
President and Chief Executive Officer

Redwood City, California

May 16, 2005

APPENDIX A

FOXHOLLOW TECHNOLOGIES, INC.

Audit Committee Charter

(adopted July 26, 2004)

I. PURPOSE

This Charter (“Charter”) governs the operations of the Audit Committee of the Board of Directors (the “Audit Committee” or the “Committee”) of FoxHollow Technologies, Inc. (the “Company”). The purpose of the Audit Committee shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board of Directors of the Company (the “Board”) in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s financial reporting process, (iii) the Company’s compliance with legal and regulatory requirements under applicable securities law, (iv) the independent auditors’ qualifications, independence and performance, and (v) the Company’s systems of internal accounting and financial controls;

•	Prepare a report in the Company’s annual proxy statement in accordance with the rules of the Securities and Exchange Commission (the “SEC”);

•	Provide the Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that come to its attention and that require the attention of the Board.

The Committee will cooperate with the independent auditors and management of the Company to maintain free and open communication between the Committee, independent auditors, and management of the Company. In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

II. MEMBERSHIP

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Committee will consist of at least three members of the Board of Directors. Members of the Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC, and (iii) must not have participated in the preparation of the financial statements of the Company at any time during the last three years and (iv) must be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee;

•	Each member will be able to read and understand fundamental financial statements in accordance with the NASDAQ National Market Audit Committee requirements; and

•	At least one member will be an “audit committee financial expert” as defined by the SEC and the Company shall disclose the name of such audit committee financial expert and whether such person is independent of management in the Company’s Annual Report on Form 10-K; provided, however, in the event there is not at least one member who is an “audit committee financial expert” as defined by the SEC, then the Committee shall direct the Company to disclose this fact in the Company’s Annual Report on Form 10-K and explain why there is no such expert.

The members of the Audit Committee shall be elected by the Board to serve until their successors shall be duly elected and qualified or until their earlier resignation. Unless a Chairperson of the Audit Committee is elected by the Board, the members of the Audit Committee may designate a Chairperson by majority vote of the Audit Committee.

III. RESPONSIBILITIES

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The Company’s independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The responsibilities of the Audit Committee shall include:

•	The sole and exclusive authority for the appointment, compensation, retention, termination and oversight of the work of the independent auditors (including the determination of appropriate qualifications of the independent auditors and the resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible);

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by:

(i)	reviewing the independent auditors’ proposed scope and approach for their audit and quarterly reviews for the current year;

(ii)	obtaining quarterly representations from the independent auditors regarding relationships and services with the Company that may impact independence, and to the extent there are such relationships, monitoring and investigating them;

(iii)	reviewing the auditors’ independence, including obtaining an annual written communication delineating all the independent auditors’ relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and presenting this statement to the Board of Directors and taking or recommending to the Board appropriate action to oversee the independence of the independent auditors;

(iv)	reviewing the independent auditors’ peer review conducted every three years;

(v)	discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and

(vi)	reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements;

•	Directing the Company’s independent auditors to review (before filing with the SEC) the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Reviewing (before release) the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Reviewing the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

•	Reviewing with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

•	Discussing quarterly with the independent auditors the critical policies and practices of the Company, and any alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, together with the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and Audit Committee members, member qualifications and activities;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review (at least annually) of the Company’s risk management policies, including its investment policies;

•	Reviewing and approving in advance any proposed related party transactions;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors and to determine appropriate funding for such advisors;

•	Determine appropriate funding for the independent auditors and ordinary administrative expenses for the Committee;

•	Reviewing its own Charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Committee regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

IV. MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require.

In order to foster open communication, the Audit Committee will meet separately or together with the Chief Executive Officer, the Chief Financial Officer of the Company and the Controller (or Assistant Controller) of the Company at such times as are appropriate to review the financial affairs of the Company. The Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this Charter.

V. MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

VI. REPORTS:

In addition to presenting the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

VII. COMPENSATION:

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

VIII. DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its scheduled meetings.

APPENDIX B

CHARTER FOR THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF FOXHOLLOW TECHNOLOGIES, INC.

(Adopted July 26, 2004)

PURPOSE:

The purpose of the Compensation Committee established pursuant to this charter is to review and make recommendations to the Board of Directors regarding compensation to be provided to the Company’s directors, officers and employees and to make grants under and otherwise administer the Company’s 1997 Stock Plan, 2004 Equity Incentive Plan, 2004 Employee Stock Purchase Plan and any other equity compensation plans adopted by the Board.

The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

STATEMENT OF PHILOSOPHY:

The philosophy of the Compensation Committee is to provide competitive compensation in order to attract and retain highly qualified directors, officers and employees.

MEMBERSHIP:

The Compensation Committee shall consist of a minimum of two (2) Non-employee Directors (as such term is defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended). In addition, the Compensation Committee members shall be “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”).

The Compensation Committee members shall be appointed by and serve at the discretion of the Board of Directors.

RESPONSIBILITIES:

The responsibilities of the Compensation Committee include:

(i)	Reviewing and making recommendations to the Board of Directors regarding the compensation policies for executive officers and directors of the Company, and such other officers of the Company as directed by the Board of Directors;

(ii)	Reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company;

(iii)	Reviewing and making recommendations to the Board of Directors regarding general compensation goals and guidelines for the Company’s employees and the criteria by which bonuses and stock compensation awards to the Company’s employees are determined;

(iv)	Acting as Administrator of the Company’s 1997 Stock Plan, 2004 Equity Incentive Plan, 2004 Employee Stock Purchase Plan, and any other equity compensation plans adopted by the Board of Directors (the “Plans”) within the authority delegated by the Board of Directors. In its administration of the Plans, the Compensation Committee may, (1) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended, in compliance with Rule 16b-3 thereunder), (2) amend such stock options or stock purchase rights, and (3) take all other actions permitted under the Plans;

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(v)	Reviewing and making recommendations to the Board of Directors with respect to amendments to the Plans and changes in the number of shares reserved for issuance thereunder;

(vi)	Reviewing and making recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company;

(vii)	Preparing a report to be included in the Company’s proxy statement that describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based, (b) the relationship of such compensation to the Company’s performance, (c) the Compensation Committee’s executive compensation policies applicable to executive officers, and (d) the Company’s policies with respect to the $1 million deduction limit for certain executive compensation imposed by Section 162(m) of the IRC; and

(viii)	Authorizing the repurchase of shares from terminated employees pursuant to applicable law.

In addition, at its discretion, the Compensation Committee shall have the authority to designate a Non-Officer Stock Option Committee with the authority to grant options or stock purchase rights to each new non-officer employee of the Company. Such committee shall consist of a minimum of one (1) member of the Company’s Board of Directors, who may be the Chief Executive Officer. If designated, the Non-Officer Stock Option Committee will establish its own schedule and maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

MEETINGS:

It is anticipated that the Compensation Committee will meet at least twice each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance. At a minimum of one of such meeting annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

MINUTES:

The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

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APPENDIX C

CHARTER FOR THE NOMINATING AND GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

OF FOXHOLLOW TECHNOLOGIES, INC.

I. PURPOSE

The purpose of the Nominating and Governance Committee of the Board of Directors (the “Board”) of FoxHollow Technologies, Inc. (the “Company”) is to focus on issues relating to the composition and operation of the Board. The Nominating and Governance Committee provides assistance to the Board in the areas of membership selection, committee selection and rotation practices, evaluation of the overall effectiveness of the Board, and review and consideration of developments in corporate governance practices. The Nominating and Governance Committee’s goal is to attempt to ensure that the Board is properly constituted to meet its fiduciary obligations to the Company’s stockholders and the Company and that the Company has and follows appropriate corporate governance standards. In addition, the Nominating and Governance Committee will undertake those specific responsibilities listed below and such other duties or responsibilities as the Board may from time to time prescribe.

II. MEMBERSHIP

The Nominating and Governance Committee should be composed of at least two directors of the Company who are independent as determined in accordance with the rules of the Nasdaq Stock Market and up to one non-independent director under the “exceptional and limited circumstances” exception of the rules of the Nasdaq Stock Market. The members of the Nominating and Governance Committee will be appointed by the members of the Board who are independent as determined in accordance with the rules of the Nasdaq Stock Market, and the members of the Nominating and Governance Committee will serve at the discretion of the Board.

III. RESPONSIBILITIES

The responsibilities of the Nominating and Governance Committee shall include the following:

A. Nominating

1. Develop a Board capable of advising the Company’s management in fields related to current or future business directions of the Company;

2. Approve all nominees for membership on the Board, including the slate of director nominees to be proposed by the Board to the Company’s stockholders for election or any director nominees to be elected or appointed by the Board to fill interim director vacancies on the Board;

3. Review director nominees submitted by stockholders of the Company;

4. Appoint directors to committees of the Board and suggest rotations for chairpersons of committees of the Board as it deems desirable from time to time; and

5. Evaluate and recommend to the Board the termination of membership of individual directors in accordance with the Board’s corporate governance principles, for cause or other appropriate reasons (including, without limitation, as a result of changes directors’ employment or employment status).

B. Corporate Governance

1. Regularly review issues and developments relating to corporate governance issues and formulate and recommend corporate governance standards to the Board;

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2. Review and make recommendations to the Board regarding the structure and delegated responsibilities of each committee of the Board to be included in the charter of each such committee of the Board;

3. Evaluate and recommend any revisions to meeting policies and logistics of the Board and committees of the Board;

4. Consider and recommend changes in the size of the Board;

5. On a bi-annual basis, solicit input from the Board and conduct a review and evaluation of the effectiveness of the operation of the Board and its committees, including reviewing corporate governance and operating practices; and

6. Periodically evaluate and recommend to the Board an appropriate member of the Audit Committee of the Board to serve as the “audit committee financial expert” as determined in accordance with the rules and regulations of the Securities and Exchange Commission.

IV. ANNUAL REVIEW

The Nominating and Governance Committee shall annually review its own charter (including the structure, processes and membership requirements of the Nominating and Governance Committee) and recommend any proposed changes to the Board for approval. In addition, the Nominating and Governance Committee shall annually review its own performance.

V. MEETINGS

The Nominating and Governance Committee will meet a minimum of twice per year and more frequently as circumstances require.

VI. OUTSIDE ADVISORS

The Nominating and Governance Committee shall have authority to obtain advice and assistance from internal or external legal, accounting, search firms or other advisors.

VII. MINUTES

The Nominating and Governance Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

VIII. REPORTS

The Nominating and Governance shall make regular reports to the Board of actions taken at its regular and/or special meetings.

IX. COMPENSATION

Members of the Nominating and Governance Committee shall receive such fees, if any, for their service as Nominating and Governance Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers, per meeting fees and fees for service as Chair of the Nominating and Governance Committee. Fees may be paid in such form of consideration as is determined by the Board.

Except as permitted under applicable laws and the rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., members of the Nominating and Governance Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof or as Chairman of the Board or Chair of any committee of the Board.

X. DELEGATION OF AUTHORITY

The Nominating and Governance Committee may form and delegate authority to subcommittees when appropriate.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

FOXHOLLOW TECHNOLOGIES, INC.

2005 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of FoxHollow Technologies, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated May 16, 2005 and hereby appoints Sanford Fitch and Matthew B. Ferguson, each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2005 Annual Meeting of Stockholders of FoxHollow Technologies, Inc. to be held on June 16, 2005 at 10:00 a.m., local time, at FoxHollow’s offices located at 740 Bay Road, Redwood City, California 94063-2469, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.

Please Mark Here for Address Change or Comments

SEE REVERSE SIDE

1. Election of Directors

FOR

WITHHELD

FOR ALL

CLASS I NOMINEES:

01 ROBERT W. THOMAS

02 TOMOAKI HINOHARA, M.D.

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005.

FOR

AGAINST

ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINATED CLASS I DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

THE STOCKHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY STRIKING OUT THE INDIVIDUAL’S NAME ABOVE

I PLAN TO ATTEND

THE MEETING

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAME OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Signature

Signature

Date

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

FOLD AND DETACH HERE